                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement                           [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
|X|   Definitive Proxy Statement                                 (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST
    -----------------------------------------------------------------------

                (Names of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    (3)  Filing Party:

         -----------------------------------------------------------------------

    (4)  Date Filed:

         -----------------------------------------------------------------------

                MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST
                                 ARIZONA SERIES
                                 FLORIDA SERIES
                                NEW JERSEY SERIES
                               PENNSYLVANIA SERIES

                            C/O MORGAN STANLEY TRUST
          HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311
                            TOLL FREE (800) 869-NEWS

          -----------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 16, 2004

          -----------------------------------------------------------
     Notice is hereby given that a Special Meeting of Shareholders of the Arizona Series, the Florida Series, the New Jersey Series and the Pennsylvania Series (each, a "Portfolio" and collectively, the "Portfolios") of MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST (the "Fund") will be held at 1221 Avenue of the Americas, 5th Floor, New York NY 10020 in the South Conference Room on Monday, August 16, 2004 (the "Meeting") at 10:00 a.m., Eastern Time, for the following purposes:

          1. For each Portfolio, to approve or disapprove a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders (the "Plan"); and

          2. To consider and act upon any other matters which may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Portfolio at the close of business on May 24, 2004 are entitled to notice of, and to vote at, the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. You may also vote by telephone or via the Internet in the manner indicated in the enclosed proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to either of the Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Plan and will vote against any such adjournment those proxies to be voted against the Plan.

                                              By order of the Board of Trustees,

                                                        MARY E. MULLIN
                                                           Secretary

June 4, 2004

--------------------------------------------------------------------------------

                                    IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR BY VOTING BY TELEPHONE OR VIA THE INTERNET IN THE MANNER INDICATED IN THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE BY TELEPHONE OR VIA INTERNET IN THE MANNER INDICATED IN THE ENCLOSED PROXY, IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH EACH PORTFOLIO'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                             YOUR VOTE IS IMPORTANT.

                MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST
                                 ARIZONA SERIES
                                 FLORIDA SERIES
                                NEW JERSEY SERIES
                               PENNSYLVANIA SERIES
                            C/O MORGAN STANLEY TRUST
          HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311
                            TOLL FREE (800) 869-NEWS

                          ----------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 16, 2004

                          ----------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Morgan Stanley Multi-State Municipal Series Trust (the "Fund") for use at the Special Meeting of Shareholders of the Arizona Series, the Florida Series, the New Jersey Series and the Pennsylvania Series of the Fund (each, a "Portfolio" and collectively, the "Portfolios") to be held on August 16, 2004, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice of Special Meeting"). The first mailing of this Proxy Statement is expected to be made on or about June 4, 2004.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Plan for which they are entitled to vote, as set forth in the attached Notice of Special Meetings. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of the Arizona Series, the Florida Series, the New Jersey Series and the Pennsylvania Series as of the close of business on May 24, 2004, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. As of May 24, 2004, the Record Date, each Portfolio had the following number of shares outstanding:

NAME OF PORTFOLIO                                   NUMBER OF SHARES OUTSTANDING
-----------------                                   ----------------------------
ARIZONA SERIES                                                 1,468,123

FLORIDA SERIES                                                 2,197,603

NEW JERSEY SERIES                                              1,936,473

PENNSYLVANIA SERIES                                            2,131,871


     As of the Record Date, no Shareholder owned 5% or more of the shares of any series of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.


PROXIES

     All costs of the Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by Morgan Stanley Investment Advisors Inc., the Fund's investment manager (the "Investment Manager"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Morgan Stanley Services Company Inc., Morgan Stanley DW Inc. and Morgan Stanley Trust, without special compensation.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as indicated in the enclosed proxy. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Alamo reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses would range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Investment Manager.

(1) APPROVAL OR DISAPPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH EACH PORTFOLIO'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.


BACKGROUND

     Each Portfolio commenced operations on January 15, 1991 (except for the Arizona Series, which commenced operations on April 30, 1991). Through December 31, 2003, the net assets of each Portfolio have grown to the amounts set forth in the table below:


NAME OF PORTFOLIO                   AMOUNT OF NET ASSETS AS OF DECEMBER 31, 2003
-----------------                   --------------------------------------------
ARIZONA SERIES                                      $28.3 million

FLORIDA SERIES                                      $36.9 million

NEW JERSEY SERIES                                   $33.7 million

PENNSYLVANIA SERIES                                 $33.8 million

     The anticipated growth of the Portfolios' assets through increased sales of shares has not been achieved.

     The Investment Manager believes it is unlikely that the Portfolios will experience material growth in assets in the foreseeable future. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with each Portfolio's small asset base, the Investment Manager has concluded that it would be in the best interests of each Portfolio and its respective Shareholders to liquidate the Portfolios and has recommended that this course of action be considered by the Trustees.

     At a meeting on April 22, 2004, the Trustees considered whether it would be appropriate and in the best interests of each Portfolio and its Shareholders to liquidate each Portfolio and, after careful consideration of the matter, the Trustees approved the liquidation and termination of each Portfolio pursuant to the terms of a Plan of Liquidation and Dissolution (each, a "Plan" and collectively, the "Plans"), a copy of which is attached as Exhibit A. The Trustees also directed that the Plans be submitted to the Portfolios' Shareholders for approval. In evaluating the Plans, the Trustees considered a number of factors, including the amount of each Portfolio's total assets, each Portfolio's expense ratio and the likelihood that additional sales of each Portfolio's shares could increase the assets to a more viable level. The Trustees also considered the likelihood of finding a suitable candidate for a merger with either Portfolio. Based on consideration of the foregoing and all other factors deemed relevant by it, the Trustees determined that approval of the Plans was in the best interests of the Portfolios and their Shareholders.

     Effective April 30, 2004, the Fund ceased offering shares of each Portfolio.

     Shareholders of each Portfolio will vote separately on the Plan for that Portfolio. Each Plan is not dependent on the approval of the other.

     If Shareholders of each Portfolio fail to approve their respective Plan, the applicable Portfolio will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.


DESCRIPTION OF THE PLAN

     Each Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, each Portfolio will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio. After the distribution of assets to Shareholders, each Portfolio will be dissolved in accordance with the Plan and Massachusetts law. Each Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the applicable Portfolio in accordance with the purposes intended to be accomplished by the Plan.

     As soon as practicable after the Effective Date, and in any event within 60 days thereafter, the Portfolio will mail to each Shareholder of record who has not redeemed its shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution.

     Except as may be otherwise agreed to between each Portfolio and the Investment Manager, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio shall be borne by the Investment Manager.

     The adoption of the Plan will not affect the right of Shareholders to redeem shares of the Portfolio at its then current net asset value per share. All officers of each Portfolio, as well as all entities serving the Portfolio, will continue in their present positions and capacities until such time as the Portfolio is liquidated and dissolved.

     Each Plan provides for the termination of each Portfolio under the laws of The Commonwealth of Massachusetts. The Fund intends to ?le an appropriate notice of termination with the Office of the Secretary of State of Massachusetts. Such notice will state that the Board of Trustees approved the termination of the applicable Portfolio pursuant to the Plan and will specify the exact date of termination. Massachusetts law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination. The Fund will also file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company.


GENERAL INCOME TAX CONSEQUENCES

         The following summary provides general information with regard to the U.S. federal income tax consequences to shareholders on receipt of the liquidation distribution from each Portfolio pursuant to the provisions of the Plan. This summary also discusses the effect of U.S. federal income tax provisions on each Portfolio resulting from its liquidation and dissolution; however, the Portfolios have not sought a ruling from the Internal Revenue Service ("IRS") with respect to the liquidation and dissolution of the Portfolios. This summary is based on the U.S. federal tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

         This summary does not address the particular U.S. federal income tax consequences which may apply to certain Shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address state or local tax consequences. Implementing the applicable Plan may impose unanticipated tax consequences on Shareholders and affect Shareholders differently, depending on their particular tax situations independent of the applicable Plan. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE APPLICATION OF CURRENT U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AND WITH RESPECT TO STATE, LOCAL AND OTHER TAX CONSEQUENCES OF EACH PLAN.

         Each Portfolio does not currently expect to have undistributed ordinary income (including exempt interest dividends) when its assets are liquidated - it is expected that all exempt interest dividends will be distributed to Shareholders prior to the final liquidation distribution. Prior to or on the last day of each Portfolio's final taxable year, the Trustees may authorize capital gain dividend that would be distributed in addition to the final liquidation distribution. Within 60 days after the close of each Portfolio's final taxable year, the Portfolio will notify Shareholders as to the amount of any capital gain dividend, the amount of exempt interest dividends paid during the final taxable year, and the final liquidation distribution.

         Each Portfolio expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, expects to not be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to Shareholders. In the unlikely event that a Portfolio should lose its status as a RIC during the liquidation process, the Portfolio would be subject to taxes which would reduce the amount of liquidation distributions, and result in the inability of the Portfolio to pay exempt-interest dividends to its Shareholders.

         The amount received upon liquidation (i.e., the final liquidation distribution) will generally be treated for federal income tax purposes as full payment in exchange for the Shareholder's shares in the applicable Portfolio. A Shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the Shareholder's adjusted tax basis in its shares. Any such gain or loss will be a capital gain or capital loss if the Shareholder holds its shares as capital assets. In such event, any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the shares were held for more than one year by the Shareholder at the time of the exchange. If the Shareholder held its shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss. Short term capital gains are taxed to non-corporate Shareholders at the graduated income tax rates applicable to ordinary income. All income recognized by a corporate Shareholder pursuant to the liquidation of a Portfolio (other than properly designated exempt-interest dividends), regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated U.S. federal corporate income tax rates.

         Under certain provisions of the Code, some Shareholders may be subject to a backup withholding tax ("backup withholding"), currently at a rate of 28%, on the liquidating distribution (including any capital gain dividend or the distribution treated as payment for shares, as described above). Generally, Shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable Portfolio, those who, to the Portfolio's knowledge, have furnished an incorrect number, and those with respect to whom the Portfolio has been notified by the IRS as having under-reported their federal tax liability. An individual's taxpayer identification number is generally his or her social security number. Certain Shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION TO TERMINATE THE APPLICABLE PORTFOLIO.

                                  REQUIRED VOTE

     Approval of each Plan is to be determined by the vote of a majority of the outstanding shares of the applicable Portfolio as defined under the Investment Company Act of 1940, as amended, which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. For this purpose, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

                              SHAREHOLDER PROPOSALS

     The Portfolios do not hold regular Shareholders' meetings. Proposals of Shareholders of the Portfolios intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                             REPORTS TO SHAREHOLDERS

     The Fund's most recent Annual Report for its most recent fiscal year has been sent previously to Shareholders and is available without charge upon request by calling (800) 869-NEWS.

                                 OTHER BUSINESS

     The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                                              By order of the Board of Trustees,

                                                        MARY E. MULLIN
                                                           Secretary

                                                                       EXHIBIT A

                       PLAN OF LIQUIDATION AND DISSOLUTION

     The following Plan of Liquidation and Dissolution (the "Plan") of the [Arizona Series] [Florida Series] [New Jersey Series] [Pennsylvania Series] (the "Portfolio"), a series of Morgan Stanley Multi-State Municipal Series Trust (the "Fund"), a trust organized and existing under the laws of The Commonwealth of Massachusetts, which has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Declaration of Trust dated October 29, 1990, as amended (the "Declaration"), and under Massachusetts law.

     WHEREAS, the Fund's Board of Trustees (the "Board") has deemed that it is advisable and in the best interests of the Portfolio and its Shareholders to liquidate and to dissolve the Portfolio, and the Board, on April 22, 2004, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

     NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

     1. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Portfolio ("Meeting") called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Portfolio as defined under the Investment Company Act, which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Portfolio, or
         (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the "Effective Date."

     2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law.

     3. Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional shares.

     4. Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form as soon as is practicable consistent with the terms of the Plan.

     5. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

     6. Liquidating Distribution. As soon as practicable after the Effective Date, the Portfolio will mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above), and (ii) information concerning the sources of the liquidating distribution.

     7. Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and its investment manager, Morgan Stanley Investment Advisors Inc., all expenses incurred by or allocable to the Portfolio in carrying out this Plan and dissolving the Portfolio shall be borne by Morgan Stanley Investment Advisors Inc.

     8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Portfolio, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and ?ling of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

         The death, resignation or other disability of any Trustee or any officer of the Portfolio shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

     9. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Portfolio, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE
                               PHONE OR THE INTERNET.

                               IT SAVES MONEY! TELEPHONE AND INTERNET
                               VOTING SAVES POSTAGE COSTS.  SAVINGS WHICH
                               CAN HELP MINIMIZE FUND EXPENSES.

                               IT SAVES TIME!  TELEPHONE AND INTERNET
                               VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                               IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                               1.  READ YOUR PROXY STATEMENT AND HAVE IT
                               AT HAND.

                               2.  CALL TOLL-FREE 1-866-241-6192 TO WEBSITE:
                               HTTPS://VOTE.PROXY-DIRECT.COM

                               3.  FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.






PLEASE DETACH AT PERFORATION BEFORE MAILING.




PROXY             MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST        PROXY
                                 ARIZONA SERIES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 2004


This Proxy Card is solicited by the Board of Trustees of the above-referenced Fund.

The undersigned shareholder hereby appoints Stefanie V. Chang Yu, Joseph J. McAlinden and Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby instructs said proxies, and each of them, to cast the votes attributable to the undersigned's interest with respect to the Arizona Series as directed on the reverse side at the Special Meeting of Shareholders of the Arizona Series of Morgan Stanley Multi-State Municipal Series Trust on August 16, 2004 at 10:00 a.m., Eastern time or any adjournment thereof. The undersigned, by completing this form, does hereby authorize the Arizona Series to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE PORTFOLIO IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

                                   VOTE VIA THE INTERNET:
                                   HTTPS://VOTE.PROXY-DIRECT.COM
                                   VOTE VIA THE TELEPHONE:  1-866-241-6192
                                   999 99999 999 999

                                   NOTE: Please sign exactly as your name
                                   appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature (if held jointly)






                                   ---------------------------------------------
                           (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU MAY ALSO VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]



              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Arizona Series' assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.

                        FOR            AGAINST     ABSTAIN
                        [ ]              [ ]         [ ]

     SIGN THE PROXY CARD ON THE REVERSE SIDE AND RETURN AS SOON AS POSSIBLE
                           IN THE ENCLOSED ENVELOPE.



      YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
                                     TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE
                               PHONE OR THE INTERNET.

                               IT SAVES MONEY! TELEPHONE AND INTERNET
                               VOTING SAVES POSTAGE COSTS.  SAVINGS WHICH
                               CAN HELP MINIMIZE FUND EXPENSES.

                               IT SAVES TIME!  TELEPHONE AND INTERNET
                               VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                               IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                               1.  READ YOUR PROXY STATEMENT AND HAVE IT
                               AT HAND.

                               2.  CALL TOLL-FREE 1-866-241-6192 TO WEBSITE:
                               HTTPS://VOTE.PROXY-DIRECT.COM

                               3.  FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.






PLEASE DETACH AT PERFORATION BEFORE MAILING.


PROXY         MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST            PROXY
                                 FLORIDA SERIES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 2004


This Proxy Card is solicited by the Board of Trustees of the above-referenced Fund.

The undersigned shareholder hereby appoints Stefanie V. Chang Yu, Joseph J. McAlinden and Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby instructs said proxies, and each of them, to cast the votes attributable to the undersigned's interest with respect to the Florida Series as directed on the reverse side at the Special Meeting of Shareholders of the Florida Series of Morgan Stanley Multi-State Municipal Series Trust on August 16, 2004 at 10:00 a.m., Eastern time or any adjournment thereof. The undersigned, by completing this form, does hereby authorize the Florida Series to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE PORTFOLIO IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

                                   VOTE VIA THE INTERNET:
                                   HTTPS://VOTE.PROXY-DIRECT.COM
                                   VOTE VIA THE TELEPHONE:  1-866-241-6192
                                   999 99999 999 999

                                   NOTE: Please sign exactly as your name
                                   appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature (if held jointly)






                                   ---------------------------------------------
                           (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE [X]



              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Florida Series' assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.

                       FOR            AGAINST     ABSTAIN
                       [ ]              [ ]         [ ]

     SIGN THE PROXY CARD ON THE REVERSE SIDE AND RETURN AS SOON AS POSSIBLE
                           IN THE ENCLOSED ENVELOPE.



      YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
                                      TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE
                               PHONE OR THE INTERNET.

                               IT SAVES MONEY! TELEPHONE AND INTERNET
                               VOTING SAVES POSTAGE COSTS.  SAVINGS WHICH
                               CAN HELP MINIMIZE FUND EXPENSES.

                               IT SAVES TIME!  TELEPHONE AND INTERNET
                               VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                               IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                               1.  READ YOUR PROXY STATEMENT AND HAVE IT
                               AT HAND.

                               2.  CALL TOLL-FREE 1-866-241-6192 TO WEBSITE:
                               HTTPS://VOTE.PROXY-DIRECT.COM

                               3.  FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.





PLEASE DETACH AT PERFORATION BEFORE MAILING.




PROXY           MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST          PROXY
                                NEW JERSEY SERIES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 2004


This Proxy Card is solicited by the Board of Trustees of the above-referenced Fund.

The undersigned shareholder hereby appoints Stefanie V. Chang Yu, Joseph J. McAlinden and Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby instructs said proxies, and each of them, to cast the votes attributable to the undersigned's interest with respect to the New Jersey Series as directed on the reverse side at the Special Meeting of Shareholders of the New Jersey Series of Morgan Stanley Multi-State Municipal Series Trust on August 16, 2004 at 10:00 a.m., Eastern time or any adjournment thereof. The undersigned, by completing this form, does hereby authorize the New Jersey Series to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE PORTFOLIO IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

                                   VOTE VIA THE INTERNET:
                                   HTTPS://VOTE.PROXY-DIRECT.COM
                                   VOTE VIA THE TELEPHONE:  1-866-241-6192
                                   999 99999 999 999

                                   NOTE: Please sign exactly as your name
                                   appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature (if held jointly)





                                   ---------------------------------------------
                           (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU MAY ALSO VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]



              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


1. Approval of a Plan of Liquidation and Dissolution pursuant to which the New Jersey Series' assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.

                           FOR            AGAINST     ABSTAIN
                           [ ]              [ ]         [ ]

     SIGN THE PROXY CARD ON THE REVERSE SIDE AND RETURN AS SOON AS POSSIBLE
                           IN THE ENCLOSED ENVELOPE.

      YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
                                     TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE
                               PHONE OR THE INTERNET.

                               IT SAVES MONEY! TELEPHONE AND INTERNET
                               VOTING SAVES POSTAGE COSTS.  SAVINGS WHICH
                               CAN HELP MINIMIZE FUND EXPENSES.

                               IT SAVES TIME!  TELEPHONE AND INTERNET
                               VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                               IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                               1.  READ YOUR PROXY STATEMENT AND HAVE IT
                               AT HAND.

                               2.  CALL TOLL-FREE 1-866-241-6192 TO WEBSITE:
                               HTTPS://VOTE.PROXY-DIRECT.COM

                               3.  FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.





PLEASE DETACH AT PERFORATION BEFORE MAILING.


PROXY           MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST          PROXY
                               PENNSYLVANIA SERIES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 2004


This Proxy Card is solicited by the Board of Trustees of the above-referenced Fund.

The undersigned shareholder hereby appoints Stefanie V. Chang Yu, Joseph J. McAlinden and Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby instructs said proxies, and each of them, to cast the votes attributable to the undersigned's interest with respect to the Pennsylvania Series as directed on the reverse side at the Special Meeting of Shareholders of the Pennsylvania Series of Morgan Stanley Multi-State Municipal Series Trust on August 16, 2004 at 10:00 a.m., Eastern time or any adjournment thereof. The undersigned, by completing this form, does hereby authorize the Pennsylvania Series to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE PORTFOLIO IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

                                   VOTE VIA THE INTERNET:
                                   HTTPS://VOTE.PROXY-DIRECT.COM
                                   VOTE VIA THE TELEPHONE:  1-866-241-6192
                                   999 99999 999 999

                                   NOTE: Please sign exactly as your name
                                   appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature (if held jointly)


                                   ---------------------------------------------
                           (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU MAY ALSO VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]



              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Pennsylvania Series' assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.

                     FOR            AGAINST     ABSTAIN
                     [ ]              [ ]         [ ]


     SIGN THE PROXY CARD ON THE REVERSE SIDE AND RETURN AS SOON AS POSSIBLE
                            IN THE ENCLOSED ENVELOPE.



      YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
                                      TODAY